UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2015

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri	63025
(Address of principal executive offices)	(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 1, 2015, Peak Resorts, Inc. (the "Company") held its 2015 Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered: (1) the election of the seven directors, each to serve for a one-year term until the Company’s 2016 Annual Meeting of Stockholders; and (2) the ratification of the selection of McGladrey LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2016. The Company's stockholders voted as follows on these matters:

1. The Company's stockholders elected the seven director nominees as follows:

NOMINEE	FOR	AGAINST	BROKER NON-VOTES
Timothy D. Boyd	7,261,571	529,033	2,799,140
Stephen J. Mueller	7,253,330	537,274	2,799,140
Richard K. Deutsch	7,261,571	529,033	2,799,140
Stanley W. Hansen	7,346,701	443,903	2,799,140
Carl E. Kraus	7,350,501	440,103	2,799,140
Christopher S. O’Connor	7,350,501	440,103	2,799,140
Michael H. Staenberg	7,350,201	440,403	2,799,140

 2. The Company's stockholders ratified the selection of Mcgladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2016 as follows:

			BROKER NON-VOTES

FOR	AGAINST	ABSTAIN
10,057,593	476,608	55,543	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2015

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer

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